                                                                   EXHIBIT 10.41

           THIRD AMENDMENT TO INVESTMENT AND PARTICIPATION AGREEMENT
           ---------------------------------------------------------


     THIS THIRD AMENDMENT TO INVESTMENT AND PARTICIPATION AGREEMENT (this "Third Amendment") is dated as of June 13, 2000, among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the "Company") and WACHOVIA CAPITAL INVESTMENTS, INC. (formerly known as Wachovia Capital Markets, Inc.), as Lessor (the "Lessor");


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the Company and the Lessor executed and delivered that certain Investment and Participation Agreement, dated as of March 20, 1998, as amended by First Amendment to Investment and Participation Agreement dated as of November 12, 1999 and Second Amendment to Investment and Participation Agreement dated as of March 30, 2000 (as so amended, the "Investment Agreement");

     WHEREAS, the Company has requested and the Lessor has agreed to an amendment to the Investment Agreement to change the Scheduled Lease Termination Date, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Company and the Lessor hereby covenant and agree as follows:

     1.   Definitions. Unless otherwise specifically defined herein, each term
          -----------
used herein which is defined in Schedule 1.02 to the Investment Agreement shall have the meaning assigned to such term in Schedule 1.02 to the Investment Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Investment Agreement shall from and after the date hereof refer to the Investment Agreement as amended hereby.

     2.   Amendment to Schedule 1.02. Schedule 1.02 to the Investment Agreement
          --------------------------
hereby is amended by deleting the definition of "Scheduled Lease Termination Date" and substituting the following therefor:

            Scheduled Lease Termination Date": the later of: (i) May 26, 2005;
            --------------------------------
     or (ii) such later date to which it may be extended subject and pursuant to the provisions of Section 2(b) of the Lease.

     3.   Restatement of Representations and Warranties. The Company hereby
          ---------------------------------------------
restates and renews each and every representation and warranty heretofore made by it in the Investment

Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Third Amendment and all other loan documents executed and/or delivered in connection herewith.

     4.   Effect of Amendment. Except as set forth expressly hereinabove, all
          -------------------
terms of the Investment Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Company. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     5.   Ratification. The Company hereby restates, ratifies and reaffirms each
          ------------
and every term, covenant and condition set forth in the Investment Agreement and the other Operative Documents effective as of the date hereof.

     6.   Counterparts. This Third Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     7.   Section References. Section titles and references used in this Third
          ------------------
Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     8.   No Default. To induce the Lessor to enter into this Third Amendment
          ----------
and to continue to make advances pursuant to the Investment Agreement, the Company hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Company arising out of or with respect to any of the Rent or other obligations of the Company owed to the Lessor under the Investment Agreement, the Lease or the other Operative Documents.

     9.   Further Assurances. The Company agrees to take such further actions as
          ------------------
the Lessor shall reasonably request in connection herewith to evidence the amendments herein contained to the Company.

     10.  Governing Law. This Third Amendment shall be governed by and construed
          -------------
and interpreted in accordance with, the laws of the State of New York.

     11.  Conditions Precedent. This Third Amendment shall become effective only
          --------------------
upon execution and delivery (i) of this Third Amendment by each of the parties hereto, and (ii) of the Consent and Reaffirmation of Guarantors and Third Amendment to Guaranty at the end hereof by each of the Guarantors and the Lessor.

                                       2
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          IN WITNESS WHEREOF, the Company and the Lessor have caused this Third
Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                 U.S. XPRESS ENTERPRISES, INC., (SEAL)
                                 as Company


                                 By: /s/
                                     ---------------------------
                                      Title:

                                 WACHOVIA CAPITAL INVESTMENTS, INC. (SEAL)
                                 (formerly known as Wachovia Capital
                                 Markets, Inc.)


                                 By: /s/
                                     ---------------------------
                                      Title:

                    CONSENT AND REAFFIRMATION OF GUARANTORS
                  AND THIRD AMENDMENT TO SUBSIDIARY GUARANTY


     Each of the undersigned Subsidiary Guarantors (i) acknowledges receipt of the foregoing Third Amendment to Investment Agreement (the "Third Amendment"),
(ii) consents to the execution and delivery of the Third Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Subsidiary Guaranty dated as of March 20, 1998 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Third Amendment.

          This Consent and Reaffirmation and Third Amendment to Subsidiary Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.



                               U.S. XPRESS, INC.
                               CSI/CROWN, INC.
                               JTI, INC.
                               XPRESS AIR, INC.
                               U.S. XPRESS LEASING, INC.


                               By: /s/
                                  ---------------------------------
                                     Title:

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